UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 10, 2023 (February 9, 2023)
Aflac Incorporated
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(Exact name of registrant as specified in its charter)

Georgia	001-07434		58-1167100
(State or other jurisdiction	(Commission		(IRS Employer
of incorporation)	File Number)		Identification No.)

1932 Wynnton Road	Columbus	Georgia	31999
(Address of principal executive offices)			(Zip Code)
706.323.3431
_________________________________________________________________________________________________________________________________________________________
(Registrant’s telephone number, including area code)

_________________________________________________________________________________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	AFL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2023, the Compensation Committee of the Board of Directors (“Compensation Committee”) of Aflac Incorporated (“Company”) approved the Aflac Incorporated 2023 Management Incentive Plan (“2023 MIP”).
The 2023 MIP will be administered by the Compensation Committee. The Compensation Committee will (1) select the employees who participate in the 2023 MIP, (2) grant all awards under the 2023 MIP, (3) determine the duration of the performance period applicable to any award, (4) determine the terms and conditions, including the performance goals, of such awards (which need not be identical), (5) certify whether the performance goals have been attained, (6) determine whether, to what extent, and under what circumstances an award under the 2023 MIP may be settled, canceled, forfeited, or surrendered, (7) construe and interpret the 2023 MIP and awards thereunder, (8) make rules and regulations in connection with the administration and operation of the 2023 MIP, and (9) make all other determinations necessary or desirable in administering the 2023 MIP. Certain change in control provisions are generally applicable to awards under the 2023 MIP. The 2023 MIP may be amended, suspended or terminated at any time by the Board of Directors or the Compensation Committee.
Unless the Compensation Committee determines otherwise, the Award will specify a target bonus amount (stated as a percentage of salary or dollar amount) that will be paid if Performance Goals are met at target; a minimum level at which a specified minimum percentage of the target bonus will be paid, and a maximum level in which a specified maximum percentage of the target bonus will be paid. Awards may be granted to officers and other employees of the Company in the sole discretion of the Compensation Committee. All payments will be made in cash.
The foregoing description of the 2023 MIP is subject to and is qualified in its entirety by reference to the complete text of the 2023 MIP filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. Any capitalized terms herein are also incorporated by reference from the 2023 MIP.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Title or Description
10.1	Aflac Incorporated 2023 Management Incentive Plan
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

February 10, 2023	/s/ June Howard

(June Howard)
Senior Vice President, Financial Services
Chief Accounting Officer

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